BB&T CORPORATION

BB&T

Loan Portfolio
Performance and Strategies

Ken Chalk
Chief Credit Officer

February 2006

BB&T

LINES OF BUSINESS & PORTFOLIO PERFORMANCE

PEER PERFORMANCE COMPARISON

RISK MANAGEMENT STRATEGIES

2006 OUTLOOK

Portfolio Summary
As of December 31, 2005

BB&T

	$	%
Business Lending	36,699	48.9
Direct Retail	14,451	19.3
Bankcard	1,352	1.8
Mortgage	14,486	19.3
Sales Finance	5,269	7.0
Specialized Lending	2,766	3.7
TOTAL	**$75,023**	**100.0%**

$ In Millions

LOAN PORTFOLIO MANAGEMENT

BB&T

Balanced Performance


Profitability
Growth
Quality

BUSINESS LENDING

BB&T

- **Small Business Banking**
  - $8.2 billion loan portfolio
  - Small businesses with sales up to $5 million
  - Total credit exposure $1 million or less
  - Long term core strength of BB&T
  - Consistently ranked by SBA as #1 or #2 Small Business Friendly Bank

BUSINESS LENDING

BB&T

➢ Commercial Banking

- ➢ $21.2 billion loan portfolio
- ➢ Predominantly closely held companies with sales up to $50 million
- ➢ Total credit exposure > $1 million
- ➢ Includes most of the bank's CRE portfolio
- ➢ Community banking structure serves as strategic advantage

BUSINESS LENDING

BB&T

- **Corporate Banking**
  - $4.1 billion loan portfolio
  - Companies with sales > $50 million
  - In-market relationship driven strategy
  - Includes core corporate and all multi-bank borrowers
  - Opportunity to integrate lending and other services with BB&T Capital Markets

BUSINESS LENDING

BB&T

	2004	2005
Q Past Dues	1.04%	.67%
Loan Losses	.19%	.09%
P Yield	Prime + .95%	Prime + .44%
	5.29%	6.63%
G Growth	$32,325	$35,010
% Increase		8.31%

$ in Millions

DIRECT RETAIL LENDING

BB&T

- Consumer purpose term loans and convenient personal lines of credit
- Products delivered to clients through branch network by Retail Service Officers, Financial Center Managers & Private Bankers
- Noninterest income from Payment Protection sales and loan related fees
- 93% of all Direct Retail Lending loans are secured by Real Estate

DIRECT RETAIL LENDING

BB&T

Relationship Driven HELOC Strategy

CBA 2005 Home Equity Study


100%
80%
60%
40%
20%
77.0%
72.0%
BB&T
PEERS*

% of Home Equity clients with Deposit Relationship


100%
80%
60%
40%
20%
57.0%
35.0%
BB&T
PEERS*

% of Home Equity clients with Another Consumer Credit Relationship

* Banks with > $2 Billion Home Equity Portfolios

DIRECT RETAIL LENDING

BB&T

	2004	2005
Q Past Dues	1.38%	1.17%
Loan Losses	.21%	.20%
P Yield	6.30%	6.82%
G Growth	$12,817	$14,021
% Increase		9.39%

$ in Millions

BANKCARD and MERCHANT SERVICES

BB&T

➢ Relationship Based Credit Cards

- Retail, Business, Corporate, Fleet & Purchase Cards
- 90% of Cardholders have other relationships w/ BB&T
- Delivered through branch network, direct mail, telemarketing and other direct cross sell programs
- Retail Card ranked among top ten "value based cards"*
- Generated $59 million in non-interest revenue in 2005

➢ Merchant Services

- Strategic commitment to the "payments" business
- Excellent profitability with long term growth potential
- Over $7 billion in transaction volume in 2005
- 40,666 Merchant Relationships
- Generated $54 million in net non-interest revenue in 2005

*Consumer Reports

BANKCARD and MERCHANT SERVICES

BB&T

		2004	2005
Q	Past Dues	2.03%	1.77%
	Loan Losses	3.54%	3.42%
P	Yield	P + 4.69%	P + 4.77%
G	Growth	$1,200.9	$1,272.7
	% Increase		5.97%

$ in Millions

BANKCARD and MERCHANT SERVICES

BB&T

NonInterest Income

	2004	2005
Bankcard	$ 51.6	$ 58.6
Constant Credit	$ 6.8	$ 8.8
Merchant Services	$ 50.9	$ 54.0
Total	$109.3	$121.4

$ in Millions

MORTGAGE LENDING

BB&T

Production

- Mortgage Loan Officers strategically placed throughout branches
- Achieved 53% average cross sell of 5+ services on mortgages closed in 2005 in core markets
- Home purchase production increased by approximately 20% in 2005

	2004	2005
Originations	$9,961	$10,529

$ in Millions

MORTGAGE LENDING

BB&T

Servicing

- Servicing retained as a client service, relationship building strategy
- Very efficient, cost advantaged servicer with annual direct servicing cost per loan of approximately $40 and loans serviced per employee at 2,088

Total Servicing -- $41.1 Billion-- 328,000 Loans

MORTGAGE LENDING

BB&T

	2004	2005
Q Past Dues	2.70%	2.36%
Loan Losses	.04%	.04%
P Yield	5.60%	5.51%
G Growth	$12,517	$13,451
% Increase		7.46%

$ in Millions

MORTGAGE INCOME

Residential Mortgage*

BB&T

	2004	2005
Originations	$ 9,961,000	$10,529,000
Servicing (EOP)	37,530,000	41,106,000
Mortgage Banking Revenue*:		
Mortgage Production Revenue	84,708	86,237
Servicing Revenue	94,114	98,535
Gross Revenue	$ 178,822	$ 184,772
Mortgage Servicing Asset:		
Provision: (Impairment)/Recapture	25,182	9,472
Amortization of MSRs	(87,491)	(84,414)
Net MSRs	$ (62,309)	$ (74,942)
Net Mortgage Banking Revenue	$ 116,513	$ 109,830

$ in Thousands

* Excludes net interest margin on warehouse and mortgage loan portfolio.

SALES FINANCE

BB&T

- **Prime automobile financing provided through retail auto dealerships**
- **High quality new loan contracts purchased from over 5,000 active dealers by Sales Finance Specialists in 21 centers**
- **In partnership with Banking Network, Relationship Managers pursue broader banking relationships with dealer clients**
- **Each consumer is targeted for solicitation of other banking products by outbound call centers and Banking Network Retail Officers**
- **Among the Top 10 banks in country for auto loans outstanding and new loan originations**
- **Consistently ranked in *Top 5% of all bank indirect lenders in Overall Dealer Satisfaction and Prime Retail Lending (by J.D. Power)***
  - **2005 Ranked #1 bank lender in our market in Overall Dealer Satisfaction**

SALES FINANCE

BB&T

	2004	2005
Q Past Dues	1.57%	1.24%
Loan Losses	.41%	.34%
P Yield	5.40%	5.22%
G Growth	$5,200	$5,215
% Increase		0.29%

$ in Millions

SPECIALIZED LENDING

BB&T

- Includes nine units – six subsidiaries/affiliates and three bank departments – with oversight provided by advisory boards of directors from the bank and subsidiary management team.
- Provides specialty finance alternatives to consumers and businesses that are complementary to the bank's core lending services.

BB&T Leasing -- Full Service Equipment Leasing

Multi-product offering for Small Business, Commercial and Corporate clients

Commercial Finance -- Asset-based Lending, Full Service Factoring, Trade Finance, Small Business A/R Financing

Ranked 7th in U.S. Factoring Platform

Governmental Finance – Tax-Exempt Lending to municipalities, governmental entities, and certain tax-exempt non-profit associations

Market share leader in the Carolinas

Laureate Capital -- Full Service Commercial & Multi-family Mortgage Banking; Freddie Mac Program Plus lender

19th Largest U.S. Commercial Mortgage Servicer

SPECIALIZED LENDING

BB&T

Lendmark Financial -- Direct Consumer Finance

Operates 88 offices in 9 states. Non-conforming mortgage lending. Alternative channel for bank referrals

Prime Rate Premium Finance – Insurance Premium Finance

8th largest U.S. Insurance Premium Finance Company

Regional Acceptance Corporation – Indirect Sub-Prime Auto Finance

Voted #1 Sub-Prime Auto Lender in the U.S. by Auto Dealer Monthly magazine

Sheffield Financial – Small Ticket Equipment Finance for Small Businesses and Consumers

Largest retail market share in outdoor power equipment industry

Vine Street Financial -- Small Business Administration (SBA) Lending

Niche lending specialties including veterinarians, franchised child care, assisted living, dentistry. *BB&T is the 17th largest SBA lender by $ volume.*

SPECIALIZED LENDING

BB&T

		2004	2005
Q	Loan Losses	3.73%	3.14%
P	Yield	15.11%	14.63%
G	Growth	$2,047	$2,547
	% Increase		24.42%

$ in Millions

*Includes: Prime Rate, Lendmark, Leasing, Laureate, Sheffield, and Regional Acceptance Corp.

SPECIALIZED LENDING

BB&T

	2004	2005
Net Income*	$101.0	$120.2
Cash ROA	2.70%	2.60%
Cash ROE	20.30%	19.20%
Efficiency Ratio	39.20%	39.10%
Total Capital & Loan Loss Reserves	18.80%	18.40%

Includes: Prime Rate, Lendmark, Leasing, Laureate, Sheffield, and Regional Acceptance Corp.

$ in Millions
*Before Taxes and Intercompany Expenses

TOTAL LOAN PORTFOLIO

BB&T

Q

	2004	2005
Loan Losses	**.36%**	**.30%**
Loan Losses (excluding Specialized Lending)	.24%	.19%
NPA's	**.52%**	**.40%**
NPA's (excluding Specialized Lending)	.48%	.34%

[Nonperforming Assets / (Loans+OREO)]

TOTAL LOAN PORTFOLIO

BB&T

P

	2004	2005
Yield	**5.87%**	**6.59%**
Yield (excluding Specialized Lending)	5.55%	6.29%
Risk Adj. Yield	**5.51%**	**6.29%**
Risk Adj. Yield (excluding Specialized Lending)	5.31%	6.10%

TOTAL LOAN PORTFOLIO

BB&T

	2004	2005
Average Growth	$66,107	$71,517
% Increase		8.2%
EOP Growth	$68,163	$75,023
% Increase		10.1%

$ in Millions

BB&T

PEER PERFORMANCE COMPARISON

NONPERFORMING ASSETS/ TOTAL LOANS

BB&T

BB&T versus Peers*

(Year ended December 31)


Nonperforming Assets / (Loans+OREO)
%
.60
.50
.40
.30
.20
.10
.00
.40%
.53%
2005
BB&T
National Peers

* US Bank Holding Companies (14) in BB&T's National Peer Group.

NONPERFORMING ASSETS/ TOTAL LOANS

BB&T

BB&T versus Peers*

(Year ended December 31)


Nonperforming Assets / (Loans+OREO)
%
1.20
1.10
1.00
.90
.80
.70
.60
.50
.40
.30
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
.69%
.65%
.54%
.66%
.79%
1.14%
1.10%
.90%
.63%
.53%
.55%
.60%
.48%
.45%
.48%
.79%
.84%
.72%
.52%
.40%
BB&T
National Peers

* US Bank Holding Companies in BB&T's National Peer group for each reported year

NET CHARGE-OFFS/AVERAGE LOANS

BB&T

BB&T versus Peers*
(Year ended December 31)



.30%
.28%
.30
%
.20
2005
BB&T Corp.
National Peers

* US Bank Holding Companies (14) in BB&T's National Peer Group.

NET CHARGE-OFFS/AVERAGE LOANS

BB&T


BB&T versus Peers*
(Year ended December 31)
.80
.70
.60
.50
%
.40
.30
.20
.10
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
.47%
.42%
.39%
.43%
.44%
.70%
.69%
.61%
.37%
.30%
.32%
.39%
.28%
.27%
.25%
.40%
.48%
.43%
.36%
.28%
BB&T
National Peers

* US Bank Holding Companies in BB&T's National Peer group for each reported year

TOTAL LOAN YIELD

BB&T

BB&T versus Peers*
(Year ended December 31)



7.00
6.50
6.00
5.50
5.00
%
6.59%
6.02%
2005
BB&T
National Peers

* US Bank Holding Companies (14) in BB&T's National Peer Group.

TOTAL LOAN YIELD

BB&T

BB&T versus Peers*

(Year ended December 31)



11.00
10.00
9.00
8.00
%
7.00
6.00
5.00
4.00
9.12%
9.20%
9.02%
8.85%
9.34%
8.37%
6.93%
6.17%
5.87%
6.59%
8.68%
8.64%
8.53%
8.30%
8.63%
7.73%
6.51%
5.58%
5.30%
6.02%

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Variance to BB&T	-.44	-.56	-.49	-.55	-.71	-.64	-.42	-.59	-.57	-.57

BB&T — National Peers

* US Bank Holding Companies in BB&T's National Peer group for each reported year

RISK-ADJUSTED YIELD
(Total loan yield less loan losses)

BB&T

BB&T versus Peers*
(Year ended December 31)



6.29%
5.74%
6.50
6.00
%
5.50
5.00
4.50
2005
Variance to BB&T
-.55
BB&T
National Peers

* US Bank Holding Companies (14) in BB&T's National Peer Group.

RISK-ADJUSTED YIELD

(Total loan yield less loan losses)

BB&T

BB&T versus Peers*

(Year ended December 31)


10.00
9.00
8.00
7.00
6.00
5.00
4.00
8.80%
8.81%
8.74%
8.58%
9.09%
7.97%
6.45%
5.74%
5.51%
6.29%
8.21%
8.22%
8.13%
7.87%
8.19%
7.04%
6.00%
4.97%
4.93%
5.74%
Variance to BB&T
1996 -.59
1997 -.59
1998 -.61
1999 -.71
2000 -.90
2001 -.93
2002 -.45
2003 -.77
2004 -.58
2005 -.55
BB&T
National Peers

* US Bank Holding Companies in BB&T's National Peer group for each reported year

TOTAL LOAN GROWTH
(Average loan balances)

BB&T

BB&T versus Peers*
(Year ended December 31)



20.0
15.0
%
10.0
5.0
0.0
8.20%
15.20%
2005
BB&T
National Peers

* US Bank Holding Companies (14) in BB&T's National Peer Group.

TOTAL LOAN GROWTH

(Average loan balances)

BB&T

BB&T versus Peers*

(Year ended December 31)



20.00
15.00
10.00
5.00
.00
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
7.9%
12.0%
12.4%
10.6%
10.9%
11.1%
9.2%
13.8%
14.3%
8.2%
6.3%
10.8%
11.7%
8.6%
7.0%
5.3%
2.1%
8.8%
9.4%
15.2%
BB&T
National Peers

* US Bank Holding Companies in BB&T's National Peer group for each reported year

RISK MANAGEMENT STRATEGIES

RISK MANAGEMENT STRATEGIES

BB&T

Instill the BB&T Values Driven Credit Culture

Focus on knowledge of local markets and individual clients

Practice sound and fundamental underwriting and portfolio management techniques

Diversify to mitigate concentration risks

BB&T Values Driven Credit Culture

BB&T

- Virtues of BB&T Credit Culture clearly defined and communicated regularly
  - Provide fundamental insight to help clients
  - Responsive, flexible and reliable
  - Manage risks within agreed upon limits
  - Ensure economic return with "premium" for service delivery
- Corporate values reinforce sound credit principles
  - Reality (Fact Based)
  - Reason (Objectivity)
  - Independent Thinking
  - Honesty and Integrity

BB&T Values Driven Credit Culture

BB&T


Profitability
Growth
Quality

- Loan quality is a core long-term
- strength
- Emphasis is on **balanced** performance
  - Quality -- Profitability -- Growth
- Long-term focus
  - Avoids short-term excesses that result from fads or "herd" mentality
- Training is organizational imperative -- produces more highly-skilled lenders

BB&T Values Driven Credit Culture

BB&T

Sales Force and Loan Administration Share Common Objectives


Profitability
Growth
Quality
Sales
Service
Quality

Integration of Credit and Sales Cultures

Local Market and Client Knowledge

BB&T

- Community banking strategy promotes in-market lending
  - Lenders discouraged from going out-of-market
  - Loans outside footprint must be relationship-based



- Total Relationship approach vs. Transaction approach
  - Promotes better understanding of total risks
  - Relationship managers have client and local market knowledge -- with credit knowledge, improves decision making
  - Local authority also combined with individual accountability

Local Market and Client Knowledge

BB&T

- **Maintain local servicing**
  - Produces better client service and lowers performance risk
- **Line of Business segmentation strategy improves risk management**
  - Credit skills and underwriting more clearly defined
  - Product definitions help control risks
- **Experienced lenders in decision-making roles**
  - Senior credit officers in regions
  - Regional loan administrators and senior risk managers in home office
- **"Concurring approval" policy for underwriting credits**
  - Each individual must make a decision, even when co-approval is required
- **Risk/Return relationship integral to each decision**
  - Pricing and credit approval linked
  - Only take risk if return is acceptable

Sound and Fundamental Underwriting and Portfolio Management Techniques

BB&T

- Centralized risk management support for higher risk portfolio segments
  - Asset based lending
    - Audit teams service revolving receivables/inventory credits
  - Commercial real estate
    - Specialists assist with underwriting
    - Construction managers inspect progress/monitor disbursements
    - Certified appraisers order and review appraisals
  - Retail and small business
    - Lender support groups help lenders with high risk credits
- "Early warning" information systems identify high risks
  - Watch List process in Commercial Lending
  - ALaRM system in Small Business

Sound and Fundamental Underwriting and Portfolio Management Techniques

BB&T

- Comprehensive problem asset management systems
  - Centralized collections and recoveries groups for retail portfolios
  - Staff of problem asset managers for business portfolio
- Risk management in place in specialized lending
  - Separate subsidiary structure avoids risk of mixing non-prime with prime forms of lending
  - Advisory board structure with directors from both the general bank and subsidiary management teams ensures balanced risk taking strategy

Diversify Risks

BB&T

- Community banking strategy promotes diversity
  - By geography
  - By client selection
- Portfolio balance between business and retail
  - Goal: 50/50 mix
- Policy limitations set for largest industry segments
  - Limits for commercial real estate
    - By purpose of loan
    - By property type
    - By project
- Intense monitoring and management of "granularity" (size of relationships and loans)

Diversify Risks

BB&T

- Strict discipline on internal lending limits
  - Tier down by risk grade
  - Risk Grade
    - 1 = 100% of limit
    - 2 = 75% of limit
    - 3 = 50% of limit
    - 4 = 30% of limit
    - 5 = 15% of limit
- Manage exposure strategy for each client
  - Increase -- Maintain -- Decrease
- Limit syndicated (multi-bank) credits to relationship-based clients

Risk Management
Diversification by Lines of Business

BB&T


Total Business 48.9%
Small Business 10.9%
Corporate Lending 5.5%
Commercial Lending 32.5%
Direct Retail 19.3%
Sales Finance 7.0%
Bankcard 1.8%
Mortgage 19.3%
Specialized Lending 3.7%
Total Consumer 51.1%

Total $75.0 Billion

Risk Management
Diversification by Size of Relationship

BB&T

Commercial and Small Business Relationships

Relationship Commitment	# of Relationships	Outstandings $ in Thousands	% of Total Loans
> $20MM	342	$ 5,892,021	7.9%
$10MM - $20MM	547	4,314,068	5.8%
$5MM - $10MM	1,024	4,658,989	6.2%
$2MM - $5MM	2,942	6,466,175	8.6%
$1MM - $2MM	3,573	3,757,010	5.0%
< $1MM	75,695	8,433,537	11.2%
Total	84,123	$33,521,800	44.7%

Average Small Business Relationship = $111,000
Average Commercial Relationship = $2,900,000

Excludes Leases

Risk Management
Diversification by Size of Relationship

BB&T

Limited exposure to Shared National Credits

- Total outstandings = $1,045 million on 12-31-05
  - <1.5% of Total Loans
- Participation in syndicated credits limited to Relationship-based clients

Average Committed = $24 million
Average Outstandings = $7 million

Risk Management
Diversification by Industry

BB&T



Other
1%
Agriculture/
Forestry
3%
Construction
15%
Real Estate
Related
38%
Manufacturing
5%
Transportation/
Utilities
5%
Wholesale Trade
3%
Retail
8%
Finance/
Insurance
2%
Services
23%

Industry Outstandings as % of Total Portfolio

Risk Management
Commercial Real Estate

BB&T

Largest concentration is Commercial Real Estate

(Definition: the primary source of funds for repayment is the sale or rental of the property)

Total CRE portfolio = $15.3 billion

20.9% of Total Loans

Highly diversified by Property Type

Risk Management
Diversification by Property Type

BB&T


Golf Courses
1%
Land-
Commercial
8%
Condos/
Townhouses
2%
Land-
Residential
10%
Other
1%
Office
11%
S.F. Residential-
Development
12%
Warehouses/
Lt.Ind./Dist.
8%
S.F. Residential-
Bldr.Const.
16%
Hotels/Motels
8%
Shopping
Centers
5%
Multi-Family
9%
S.F. Residential-
Perm.
9%

Property Type as % of Total CRE Loans

Risk Management
Diversification by Market

BB&T



FL
8%
Corp
2%
KY
4%
NC
31%
WV
4%
TN
2%
MD
4%
GA
15%
DC Metro
5%
VA
18%
SC
7%

CRE Loans by Market as % of Total CRE Loans

Risk Management
Commercial Real Estate

BB&T

- In-market relationship lending focus
- Underwrite client as well as the transaction
- Professional CRE Underwriters assist with >$5MM loans
- Professional Construction Managers inspect >$1MM loans
- CRE limits by Risk Grade = 1/2 of non-CRE limits
- Additional CRE limits by Property Type and by MSA
- Single project limit of $25,000,000 ($35,000,000 for lower risk clients)

Risk Management
Consumer Portfolios

BB&T

51.1% of Total Loans

- **Mortgage: (19.3% of Total Loans)**
  - Low risk single family permanent mortgages
- **Direct Retail: (19.3% of Total Loans)**
  - 93% of portfolio is real estate secured
- **Sales Finance: (7.0% of Total Loans)**
  - No retail leasing
- **Bankcard: (1.8% of Total Loans)**
  - Issue cards in-market; relationship-based strategy
- **Specialized Lending: (3.7% of Total Loans)**
  - Diversified segment/product mix

2006 OUTLOOK

Total Portfolio
2006 Portfolio Goals

BB&T

	2005	Plan 2006
Q Loan Losses	.30%	.28 - .32%
P Yield	6.59%	7 - 8%
G Growth % Increase	8.20%	8 - 9%

$ in Millions

BB&T Lending Strategic Goals

BB&T

- Optimize lending opportunities in new markets through community banking strategy
- Implement enhanced segmentation strategy for business loan growth
  - Micro – Small Business – Commercial
- Continue Integrated Relationship Management (IRM) initiatives for cross-sell opportunities
  - Builder ➔ Mortgage
  - Mortgage ➔ Home Equity
  - Small Business ➔ Bankcard & Merchant

BB&T Lending Strategic Goals

BB&T

- Place additional focus on specific opportunities for growth
  - Corporate Market
  - Commercial Finance
  - Metro Market Sales Finance
  - Specialized Lending

- Expand on alternative channels for loan production
  - Internet applications
  - Home Mortgage Direct (Call Center for refis)
  - Outbound/Inbound Call Center

BB&T Lending Strategic Goals

BB&T

- Continue to develop additional risk management capabilities
  - Expanded credit risk analytics and portfolio monitoring
  - More robust decision engine platforms
  - Fraud monitoring programs
  - Enhanced risk based pricing models
  - Improved CRE market analysis

BB&T LENDING

BB&T

Balanced Performance


Profitability
Growth
Quality